UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2023

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 18, 2023.  As of March 20, 2023, the record date for the meeting, 595,262,194 shares of the Company’s Class A Common Stock were outstanding.  A quorum of 551,551,783 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company, (iii) approved the advisory vote to approve compensation of named executive officers, (iv) voted for one year on the advisory vote on the frequency of future advisory votes to approve compensation of named executive officers and (v) voted against a stockholder proposal regarding political spending disclosure.  Voting of shares for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 10, 2023, is as follows:

1.	ELECTION OF DIRECTORS

FOR the nominees:

NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES
Nancy A. Altobello	529,475,417	8,199,415	189,982	13,686,969
David P. Falck	491,992,999	45,671,727	200,088	13,686,969
Edward G. Jepsen	512,809,170	23,781,997	1,273,647	13,686,969
Rita S. Lane	533,019,736	4,656,169	188,909	13,686,969
Robert A. Livingston	520,881,095	16,779,299	204,420	13,686,969
Martin H. Loeffler	519,819,909	17,787,223	257,682	13,686,969
R. Adam Norwitt	535,364,371	2,303,039	197,404	13,686,969
Prahlad Singh	537,069,869	592,848	202,097	13,686,969
Anne Clarke Wolff	531,751,140	5,840,674	273,000	13,686,969

2.	RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

FOR	522,377,765	AGAINST	28,761,906

ABSTAIN	412,112	NON-VOTES	0

3.	ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	484,308,525	AGAINST	53,281,794

ABSTAIN	274,495	NON-VOTES	13,686,969

4.	ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

ONE YEAR	532,561,235	TWO YEARS	62,653

THREE YEARS	5,103,590	ABSTAIN	137,336

NON-VOTES	13,686,969

5.	ADVISORY VOTE ON STOCKHOLDER PROPOSAL REGARDING POLITICAL SPENDING DISCLOSURE

FOR	241,656,138	AGAINST	292,896,835

ABSTAIN	3,311,841	NON-VOTES	13,686,969

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: May 18, 2023